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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934




                                    April 17, 1998
                          (Date of earliest event reported)



                               Trans World Gaming Corp.
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                (Exact name of registrant as specified in its charter)


          Nevada                       0-25244                  13-3738518
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


One Penn Plaza, Suite 1503 New York, New York                   10119-0002
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  (Address of principal executive offices)                      (Zip Code)


                                    (212) 563-3355
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                 (Registrant's telephone number, including area code)


                                    Not Applicable
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           (Former name, former address and former fiscal year, if changed since last report)


                                  Page 1 of  3 Pages
                           Exhibit Index appears on Page  4

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ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

     On April 17, 1998, Trans World Gaming Corp. ("TWG" or the "Company") acquired 90% of the shares of Casino de Zaragoza, a company incorporated in Zaragoza, Spain which owns an exclusive casino license in the Region of Aragon ("CDZ"). The purchase price for the shares of CDZ was $780,000 (120 million pesatas), $50,000 (7.8 million pesatas) of which was paid on April 17, 1998, the remainder of which is due and payable no later than May 18, 1998. The underlying assets acquired include furniture, fixtures, gaming equipment and inventories. In addition, the liabilities of CDZ, principally tax debts totaling approximately $4.8 million (743 million pesatas) were restructured to be paid by CDZ over the next eight years.

     The Company plans to operate the casino in its existing location until permission is granted by the government authorities to move to a more favorable location. The Company is currently seeking financing from private investors to borrow up to $4 million to pay the balance of the purchase price and to recapitalize CDZ and to fund the projected operating losses over the next eighteen months. There can be no assurance that such financing will be available on terms favorable to TWG, if at all. In the event that financing is unavailable, then TWG will forfeit deposits of approximately $200,000 paid to the prior owners of CDZ.

(The description of the agreements set forth above are, by necessity, only summaries thereof and do not purport to be complete. The full text of such agreements will be filed by amendment on or before July 1, 1998, pursuant to the guidelines set forth in Item 7 (a) (4) of the instructions to Form 8-K).


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS


     Financial Statements and Exhibits will be filed by amendment on or before July 1, 1998 pursuant to the guidelines set forth in Item 7 (a) (4) of the instructions to Form 8-K.

     Exhibits                           Description
     --------                           -----------
     Exhibit 20 (iii)                   Press Release issued by the Company on
                                        April 21, 1998 with respect to the
                                        acquisition.
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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TRANS WORLD GAMING CORP.



Date:  May 4, 1998                 By:  /s/ Dominick J. Valenzano
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                                       Dominick J. Valenzano
                                       Chief Financial Officer